UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2011

VU1 CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-21864	84-6672714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

469 Seventh Avenue, Suite 356 New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (888) 985-8881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

Current Report on Form 8-K
Vu1 Corporation

September 30, 2011

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2011, our board of directors approved an amendment to Section 3.2 of our Bylaws to increase the exact number of our directors to eight.  A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit Number	Description

3.1	Certificate of Amendment of the Bylaws of Vu1 Corporation, effective as of September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VU1 CORPORATION

Date: October 25, 2011	By:	/s/ Matthew DeVries
Matthew DeVries
Chief Financial Officer